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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date Of Report (Date Of Earliest Event Reported): January 31, 2007

                            PRIMEENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

              0-7406                                  84-0637348
     (Commission File Number)              (IRS Employer Identification No.)

                              One Landmark Square
                          Stamford, Connecticut 06901
          (Address of Principal Executive Offices, Including Zip Code)

                                 (203) 358-5700
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THIS REPORT

Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Mr. Gaines Wehrle resigned from the Board of Directors of Registrant effective January 31, 2007. Mr. Wehrle informed the Registrant that his resignation was submitted in connection with the acquisition of beneficial ownership of a majority of the shares of McJunkin Corporation by investment funds affiliated with The Goldman Sachs Group, Inc. on January 31, 2007. There was no disagreement between Mr. Wehrle and the Registrant on any matter relating to the Registrant's operations, policies or practices.

Item 8.01. OTHER EVENTS.

McJunkin Corporation is the record holder of 623,521 shares of the Registrant's common stock, or 19.3% of such shares outstanding at present. Registrant has been informed that on January 31, 2007, investment funds affiliated with The Goldman Sachs Group, Inc. acquired beneficial ownership of a majority of the shares of McJunkin Corporation. Accordingly, such persons may be deemed to control McJunkin Corporation and to beneficially own such shares of the common stock of Registrant.


                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PRIMEENERGY CORPORATION


Date: February 6, 2007           By: /S/ CHARLES E. DRIMAL, JR.
                                     -------------------------------------------
                                     Charles E. Drimal, Jr.
                                     President